借款合同

合同编号：200901—1号

借款人（以下简称甲方）：四川阿波罗太阳能科技开发股份有限公司

贷款人（以下简称乙方）：成都西航港建设投资有限公司

保证方（以下简称丙方）：四川鑫龙碲业科技开发有限责任公司

借款方为办理国土证，向贷款方申请借款，并由借款方下属全资子公司四川鑫龙碲业科技开发有限责任公司作为保证人。根据2008年12月双流县委第十二期专题会议纪要精神，贷款方业已审查批准，经三方协商，特订立本合同，以便共同遵守。

第一条　借款用途：甲方土地证办理相关资金。

第二条　借款金额：人民币（大写）壹仟壹佰叁拾万元整。

第三条　借款资金占用费：借款资金占用费按借款总金额乘以费率 5.31%计算，按季度支付资金占用费。

第四条　借款期限： 2009年1月19日至2009年8月31日。

第五条 还款时间及还款方式

1、还款时间：2009年8月31日。

2、还款方式：转帐支付。

第六条 借款资金的使用管理

甲方所借资金壹仟壹佰叁拾万元只能用于甲方土地证办理资金，不得用于其他支出。

第七条 还款资金的担保

1、借款方邀请四川鑫龙碲业科技开发有限责任公司作为自己的保证人，四